AMENDMENT TO THE
ETF SERIES SOLUTIONS
FUND ADMINISTRATION SERVICING AGREEMENT

THIS AMENDMENT dated as of the 17th day of August, 2015, to the Fund Administration Servicing Agreement, dated as of May 16, 2012, as amended (the "Agreement"), is entered into by and between ETF SERIES SOLUTIONS, a Delaware statutory trust (the "Trust") and U.S. BANCORP FUND SERVICES, LLC, a Wisconsin limited liability company ("USBFS").

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the series of the Trust to add funds and to amend fees; and

WHEREAS, Section 11 of the Agreement allows for its amendment by a written instrument executed by both parties.

NOW, THEREFORE, the parties agree to amend the Agreement and add the following series of ETF Series Solutions:

Exhibit B, the AlphaClone series and fees, is hereby superseded and replaced with Amended Exhibit B attached hereto.

Exhibit C, the Loncar Cancer Immunotherapy ETF, is hereby superseded and replaced with Amended Exhibit C attached hereto.

Exhibit L, the FFI U.S. Large Cap Fossil Free ETF, is hereby added and attached hereto.

This amendment will become effective with respect to each series upon the commencement of operations of each of the additional AlphaClone series and the Loncar Cancer Immunotherapy ETF and the FFI U.S. Large Cap Fossil Free ETF.  Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by a duly authorized officer on one or more counterparts as of the date and year first written above.

ETF SERIES SOLUTIONS	U.S. BANCORP FUND SERVICES, LLC

By: /s/ Michael D. Barolsky	By: /s/ Michael L. Ceccato
Name: Michael D. Barolsky	Name: Michael L. Ceccato
Title: Vice President & Secretary	Title: Senior Vice President

AlphaClone & Loncar & Fossil

Amended Exhibit B to the ETF Series Solutions Fund Administration Servicing Agreement

Name of Series
AlphaClone Alternative Alpha ETF
AlphaClone Small Cap ETF
AlphaClone International ETF
AlphaClone Activist ETF
AlphaClone Value ETF

Base Fee for Accounting, Administration, Transfer Agent & Account Services

The following reflects the greater of the basis point fee or annual minimum for funds listed on this Amended Exhibit B.

Admin/Accounting/TA	Basis Points on Total AUM for Funds Listed on this Amended Exhibit B				Annual Minimum1 for Funds Listed on this Amended Exhibit B
	First $[ ]	Next $[ ]	Next $[ ]	Balance	$[ ] per Fund
	[ ]	[ ]	[ ]	[ ]

See following pages for Services and Associated Fees in addition to the Base Fee

See following pages for OPTIONAL Supplemental Services and Associated Fees

Year 1Step2 In Fees per Fund for Administration/Accounting/Transfer Agent annual minimum1

Q1 Year 1	[ ] of annual minimum1	Q2 Year 1	[ ] of annual minimum1	Q3 Year 1	[ ]% of annual minimum1	Q4 Year 1	[ ]% of annual minimum1
Month 1	$[ ]	Month 4	$[ ]	Month 7	$[ ]	Month 10	$[ ]
Month 2	$[ ]	Month 5	$[ ]	Month 8	$[ ]	Month 11	$[ ]
Month 3	$[ ]	Month 6	$[ ]	Month 9	$[ ]	Month 12	$[ ]

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2 Step in Fees do not include  custody annual minimums, Quasar annual minimums, global custody fees or any out of pocket expenses such as daily pricing, corporate actions, CCO, domestic and global custody transaction charges, FINRA review charges via Quasar etc.

Base Fee for Domestic Custody Services

The following reflects the greater of the basis point fee or annual minimum for funds listed on this Exhibit B.

Custody	Basis Points on Total AUM for Funds Listed on this Amended Exhibit B			Annual Minimum1 for Funds Listed on this Amended Exhibit B
	First $[ ]	Next $[ ]	Balance	$[ ] per Fund
	[ ]	[ ]	[ ]

See following pages for Services and Associate Fees in addition to Base Fee

See following pages  for Global Sub-Custodial Services & Safekeeping Services in addition to the Base Fee

AlphaClone
Amended Exhibit B to the ETF Series Solutions Fund Administration Servicing Agreement at August 2015

Accounting, Administration, Transfer Agent & Account Services in addition to the Base Fee1

Pricing Services
For daily pricing of each securities (estimated 252 pricing days annually)
▪	$[ ]- Domestic Equities, Options, ADRs, Foreign Equities
▪	$[ ]- Domestic Corporates, Convertibles, Governments, Agencies, Futures, Options on Futures, Forwards, Currency Rates, Mortgage Backed
▪	$[ ]- CMOs, Municipal Bonds, Money Market Instruments, Foreign Corporates, Convertibles, Governments, Agencies, Asset Backed, High Yield
▪	$[ ]- Interest Rate Swaps, Foreign Currency Swaps, Total Return Swaps, Total Return Bullet Swaps
▪	$[ ]- Bank Loans
▪	$[ ]- Swaptions
▪	$[ ]- Credit Default Swaps
▪	$[ ] per Month Manual Security Pricing (>[ ] per day)

NOTE:
Prices are based on using U.S. Bancorp primary pricing service which may vary by security type and are subject to change. Use of alternative and/or additional sources may result in additional fees. Pricing vendors may designate certain securities as hard to value or as a non-standard security type, such as CLOs and CDOs, which may result in additional fees. All schedules subject to change depending upon the use of unique security type requiring special pricing or accounting arrangements.

Corporate Action Services
Fee for IDC data used to monitor corporate actions
▪	$[ ] per Foreign Equity Security per Month
▪	$[ ] per Domestic Equity Security per Month

ESS Trust Chief Compliance Officer Annual Fee (subject to board approval)
▪	$[ ] for each l fund
▪	$[ ] per sub-advisor per fund

Section 15(c) Reporting
Add the following for fund administration services and data charges necessary to compile SEC required “peer reporting” information.
▪	$[ ] per fund per report

Ongoing Annual Legal Administration Services
Add the following for legal administration services in support of external legal counsel, including annual registration statement update and drafting of supplements: (Final Fee(s) subject to USBFS legal team review and approval)
▪	$[ ] minimum first fund
▪	$[ ] minimum each additional fund

Out-Of-Pocket Expenses
Including but not limited to, SWIFT processing, customized reporting, third-party data provider costs (including GICS, MSCI, Lipper, etc.), postage, stationary, programming, special reports, proxies, insurance, EDGAR/XBRL filing, retention of records, federal and state regulatory filing fees, expenses related to and including travel to and from Board of Trustee meetings, third party auditing, tax and legal expenses, wash sales reporting (GainsKeeper), tax e-filing, PFIC monitoring, conversion expenses (if necessary), and CCO team travel related costs to perform due diligence reviews at advisor and sub-advisor facilities

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

AlphaClone

Amended Exhibit B to the ETF Series Solutions Fund Administration Servicing Agreement at August 2015

OPTIONAL Supplemental Services for Fund Accounting, Fund Administration & Portfolio Compliance (provided by USBFS upon client request)

Daily Compliance Services
▪	Base fee – $[ ] per fund per year
▪	Setup – $[ ] per fund group

Section 18 Daily Compliance Testing
▪	$[ ] set up fee per fund complex
▪	$[ ] per fund per month

Fair Value Services (Charged at the Complex Level)
▪	$[ ] per security on the First 100 Securities
▪	$[ ] per security on the Balance of Securities

Customized Benchmarking
▪	Negotiated based upon specific requirements

USBFS Outbound Marketing Services
▪	Cost based on project requirements

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

AlphaClone

Amended Exhibit B (continued) to the ETF Series Solutions Fund Administration Servicing Agreement Fee schedule at August 2015

Domestic Custody Services in addition to the Base Fee1

Portfolio Transaction Fees2
▪	$[ ] – Book entry DTC transaction, Federal Reserve transaction, principal paydown
▪	$[ ] – US Bank Repo agreement, reverse repurchase agreement, time deposit/CD or other non-depository transaction
▪	$[ ] – Option/SWAPS/future contract written, exercised or expired
▪	$[ ] – Mutual fund trade, Fed wire, margin variation Fed wire
▪	$[ ] – Physical transaction
▪	$[ ] – Check disbursement (waived if U.S. Bancorp is Administrator)
▪	$[ ] – Segregated account per year

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus [ ]% unless a line of credit is in place.

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, SWIFT charges and extraordinary expenses based upon complexity.

Additional Services
Additional fees apply for global servicing.
▪	Sub Advised Funds - $[ ] per custody account per year

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2 “Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.

AlphaClone

Amended Exhibit B (continued) to the ETF Series Solutions Fund Administration Servicing Agreement at August, 2015
Global Sub-Custodial Services & Safekeeping Services in addition to the Base Fee1

Annual Base Fee1 – A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $[ ]
▪	26-50 foreign securities: $[ ]
▪	Over 50 foreign securities: $[ ]
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Plus:

Global Custody Transaction Fees1 – Global Custody transaction fees associate with Sponsor Trades2. (See schedule below)
▪	A transaction is defined as any purchase/sale, free receipt / free delivery, maturity, tender or exchange of a security.

Global Safekeeping and Transaction Fees – (See schedule below)

Tax Reclamation Services –
▪	Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[ ] per claim.

Out-Of-Pocket Expenses – Including but not limited to:
▪
Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2“Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.”

AlphaClone

Amended Exhibit B (continued) to the ETF Series Solutions Fund Administration Servicing Agreement

Additional Global Sub-Custodial Services Annual Fee Schedule at August, 2015

Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	____	$____	Malaysia	All	____	$____
Australia	All	____	$____	Mali	All	____	$____
Austria	All	____	$____	Malta	All	____	$____
Bahrain	All	____	$____	Mauritius	All	____	$____
Bangladesh	All	____	$____	Mexico	All	____	$____
Belgium	All	____	$____	Morocco	All	____	$____
Benin	All	____	$____	Namibia	All	____	$____
Bermuda	All	____	$____	Netherlands	All	____	$____
Botswana	All	____	$____	New Zealand	All	____	$____
Brazil	All	____	$____	Niger	All	____	$____
Bulgaria	All	____	$____	Nigeria	All	____	$____
Burkina Faso	All	____	$____	Norway	All	____	$____
Canada	All	____	$____	Oman	All	____	$____
Cayman Islands*	All	____	$____	Pakistan	All	____	$____
Channel Islands*	All	____	$____	Peru	All	____	$____
Chile	All	____	$____	Philippines	All	____	$____
China“A” Shares	All	____	$____	Poland	All	____	$____
China“B” Shares	All	____	$____	Portugal	All	____	$____
Columbia	All	____	$____	Qatar	All	____	$____
Costa Rica	All	____	$____	Romania	All	____	$____
Croatia	All	____	$____	Russia	Equities	____	$____
Czech Republic	All	____	$____	Russia	MINFINs	____	$____
Denmark	All	____	$____	Senegal	All	____	$____
Ecuador	All	____	$____	Singapore	All	____	$____
Egypt	All	____	$____	Slovak Republic	All	____	$____
Estonia	All	____	$____	Slovenia	All	____	$____
Euromarkets**	All	____	$____	South Africa	All	____	$____
Finland	All	____	$____	South Korea	All	____	$____
France	All	____	$____	Spain	All	____	$____
Germany	All	____	$____	Sri Lanka	All	____	$____
Ghana	All	____	$____	Swaziland	All	____	$____
Greece	All	____	$____	Sweden	All	____	$____
Guinea Bissau	All	____	$____	Switzerland	All	____	$____
Hong Kong	All	____	$____	Taiwan	All	____	$____
Hungary	All	____	$____	Thailand	All	____	$____
Iceland	All	____	$____	Togo	All	____	$____
India	All	____	$____	Tunisia	All	____	$____
Indonesia	All	____	$____	Turkey	All	____	$____
Ireland	All	____	$____	UAE	All	____	$____
Israel	All	____	$____	United Kingdom	All	____	$____
Italy	All	____	$____	Ukraine	All	____	$____
Ivory Coast	All	____	$____	Uruguay	All	____	$____
Japan	All	____	$____	Venezuela	All	____	$____
Jordan	All	____	$____	Zambia	All	____	$____
Kazakhstan	All	____	$____	Zimbabwe	All	____	$____
Kenya	All	____	$____
Latvia	Equities	____	$____
Latvia	Bonds	____	$____
Lebanon	All	____	$____
Lithuania	All	____	$____
Luxembourg	All	____	$____
*	Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.
**	Tiered by market value: <$[ ]: - bp, >$[ ] and <$[ ]: - bps; >$[ ]: .-bps.
**	Euromarkets – Non-Eurobonds; Surcharges vary by local market.

*Safekeeping and transaction fees are assessed on security and currency transactions.

Advisor’s Signature below acknowledges approval of the six (6) pages of fee schedules on this Amended Exhibit B.

AlphaClone, Inc.

By:_______________________________

Printed Name: _____________________

Title: _____________________________                               Date: ______________

AlphaClone

Exhibit C to the ETF Series Solutions Fund Administration Servicing Agreement

Name of Series
Loncar Cancer Immunotherapy ETF

Base Fees for Accounting, Administration, Transfer Agent, Custody and Quasar Services at August, 2015

The following reflects the greater of the basis point fee or annual minimum for administration, accounting, transfer agent, custody and distribution for the funds listed on this Exhibit C

Basis Points on AUM for Funds Listed on this Exhibit C				Annual Minimum per Fund1
First $[ ]	Next $[ ]	Next $[ ]	Balance	$[ ]
[ ]	[ ]	[ ]	[ ]

See the following pages for Services and Associated Fees in addition to the Base Fees

See the following pages for Global Sub-Custodial Services & Safekeeping Services in addition to the Base Fee

See the following pages for OPTIONAL Supplemental Services and Associated Fees

Breakdown per Service Line-

Admin/Accounting/TA	Basis Points on AUM for Funds Listed on this Exhibit C				Annual Minimum per Fund1
	First $[ ]	Next $[ ]	Next $[ ]	Balance	$[ ]
	[ ]	[ ]	[ ]	[ ]
Year 1Step2 In Fees per Fund for Administration/Accounting/Transfer Agent annual minimum1

Q1 Year 1	[ ]% of annual min./month1	Q2 Year 1	[ ]% of annual min./month1	Q3 Year 1	[ ]% of annual min./month1	Q4 Year 1	[ ]% of annual min./month1
Month 1	$1,250	Month 4	$[ ]	Month 7	$[ ]	Month 10	$[ ]
Month 2	$1,250	Month 5	$[ ]	Month 8	$[ ]	Month 11	$[ ]
Month 3	$1,250	Month 6	$[ ]	Month 9	$[ ]	Month 12	$[ ]
1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2 Step in Fees do not include custody annual minimums, Quasar annual minimums, global custody fees or any out of pocket expenses such as daily pricing, corporate actions, CCO, domestic and global custody transaction charges, FINRA review charges via Quasar etc.

Custody	Basis Points on AUM for Funds Listed on this Exhibit C		Annual Minimum per Fund1
	First $[ ]	Balance	$[ ]
	[ ]	[ ]

Distribution	Basis Points on AUM for Funds Listed on Schedule A of the Distribution Agreement		Annual Minimum per Fund1
	First $[ ]	Balance	$[ ]
	[ ]	[ ]
1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

Loncar
Exhibit C (continued) to the ETF Series Solutions Fund Administration Servicing Agreement

Accounting, Administration, Transfer Agent & Account Services in addition to the Base Fee1

Fee Schedule at August, 2015

Pricing Services
For daily pricing of each securities (estimated 252 pricing days annually)
▪	$[ ] - Domestic Equities, Options, ADRs, Foreign Equities
▪	$[ ] - Domestic Corporates, Convertibles, Governments, Agencies, Futures, Options on Futures, Forwards, Currency Rates, Mortgage Backed
▪	$[ ] - CMOs, Municipal Bonds, Money Market Instruments, Foreign Corporates, Convertibles, Governments, Agencies, Asset Backed, High Yield
▪	$[ ] - Interest Rate Swaps, Foreign Currency Swaps, Total Return Swaps, Total Return Bullet Swaps
▪	$[ ] - Bank Loans
▪	$[ ] - Swaptions
▪	$[ ] - Credit Default Swaps
▪	$[ ] per Month Manual Security Pricing (>[ ] per day)

NOTE:
Prices are based on using U.S. Bancorp primary pricing service which may vary by security type and are subject to change. Use of alternative and/or additional sources may result in additional fees. Pricing vendors may designate certain securities as hard to value or as a non-standard security type, such as CLOs and CDOs, which may result in additional fees. All schedules subject to change depending upon the use of unique security type requiring special pricing or accounting arrangements.

Corporate Action Services
Fee for IDC data used to monitor corporate actions
▪	$[ ] per Foreign Equity Security per Month
▪	$[ ] per Domestic Equity Security per Month

Third Party Data Charges (descriptive data for analytics, reporting and compliance)
▪	$[ ] per security per month

ESS Trust Chief Compliance Officer Annual Fee (subject to board approval)
▪	$[ ] for the first fund
▪	$[ ] for each additional fund
▪	$[ ] per sub-advisor per fund

Section 15(c) Reporting
Add the following for fund administration services and data charges necessary to compile SEC required “peer reporting” information.
▪	$[ ] per fund per report

Ongoing Annual Legal Administration Services

Add the following for legal administration services in support of external legal counsel, including annual registration statement update and drafting of supplements: (Final Fee(s) subject to USBFS legal team review and approval)
▪	$[ ] minimum first fund
▪	$[ ] minimum each additional fund

Out-Of-Pocket Expenses
Including but not limited to, SWIFT processing, customized reporting, third-party data provider costs (including GICS, MSCI, Lipper, etc.), postage, stationary, programming, special reports, proxies, insurance, EDGAR/XBRL filing, retention of records, federal and state regulatory filing fees, expenses related to and including travel to and from Board of Trustee meetings, third party auditing, tax and legal expenses, wash sales reporting (GainsKeeper), tax e-filing, PFIC monitoring, conversion expenses (if necessary), and CCO team travel related costs to perform due diligence reviews at advisor and sub-advisor facilities

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

Loncar

Exhibit C (continued) to the ETF Series Solutions Fund Administration Servicing Agreement

Fee Schedule at August, 2015

OPTIONAL Supplemental Services for Fund Accounting, Fund Administration & Portfolio Compliance (provided by USBFS upon client request)

Daily Compliance Services
▪	Base fee – $[ ] per fund per year
▪	Setup – $[ ] per fund group

Fair Value Services (Charged at the Complex Level)
▪	$[ ] per security on the First 100 Securities
▪	$[ ] per security on the Balance of Securities
Customized Benchmarking
▪	Negotiated based upon specific requirements

USBFS Outbound Marketing Services
▪	Cost based on project requirements

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

Loncar

Exhibit C (continued) to the ETF Series Solutions Fund Administration Servicing Agreement

Domestic Custody Services in addition to the Base Fee1
Fee Schedule at August, 2015

Portfolio Transaction Fees2
▪	$[ ] – Book entry DTC transaction, Federal Reserve transaction, principal paydown
▪	$[ ] – US Bank Repo agreement, reverse repurchase agreement, time deposit/CD or other non-depository transaction
▪	$[ ] – Option/SWAPS/future contract written, exercised or expired
▪	$[ ] – Mutual fund trade, Fed wire, margin variation Fed wire
▪	$[ ] – Physical transaction
▪	$[ ] – Check disbursement (waived if U.S. Bancorp is Administrator)
▪	$[ ] – Segregated account per year

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus [ ] % unless a line of credit is in place.

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, SWIFT charges and extraordinary expenses based upon complexity.

Additional Services
Additional fees apply for global servicing.
▪	Sub Advised Funds - $[ ] per custody account per year

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2 “Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.

Loncar

Exhibit C (continued) to the ETF Series Solutions Fund Administration Servicing Agreement

Global Sub-Custodial Services & Safekeeping Services in addition to the Base Fee1

Fees at August, 2015

Annual Base Fee1 – A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $[ ]
▪	26-50 foreign securities: $[ ]
▪	Over 50 foreign securities: $[ ]
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Plus:

Global Custody Transaction Fees1 – Global Custody transaction fees associate with Sponsor Trades2. (See schedule below)
▪	A transaction is defined as any purchase/sale, free receipt / free delivery, maturity, tender or exchange of a security.

Global Safekeeping and Transaction Fees – (See schedule below)

Tax Reclamation Services –
▪	Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[ ] per claim.

Out-Of-Pocket Expenses – Including but not limited to:
▪
Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2“Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.”

Loncar

Exhibit C (continued) to the ETF Series Solutions Fund Administration Servicing Agreement

Additional Global Sub-Custodial Services Annual Fee Schedule at August, 2015

Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	____	$____	Malaysia	All	____	$____
Australia	All	____	$____	Mali	All	____	$____
Austria	All	____	$____	Malta	All	____	$____
Bahrain	All	____	$____	Mauritius	All	____	$____
Bangladesh	All	____	$____	Mexico	All	____	$____
Belgium	All	____	$____	Morocco	All	____	$____
Benin	All	____	$____	Namibia	All	____	$____
Bermuda	All	____	$____	Netherlands	All	____	$____
Botswana	All	____	$____	New Zealand	All	____	$____
Brazil	All	____	$____	Niger	All	____	$____
Bulgaria	All	____	$____	Nigeria	All	____	$____
Burkina Faso	All	____	$____	Norway	All	____	$____
Canada	All	____	$____	Oman	All	____	$____
Cayman Islands*	All	____	$____	Pakistan	All	____	$____
Channel Islands*	All	____	$____	Peru	All	____	$____
Chile	All	____	$____	Philippines	All	____	$____
China“A” Shares	All	____	$____	Poland	All	____	$____
China“B” Shares	All	____	$____	Portugal	All	____	$____
Columbia	All	____	$____	Qatar	All	____	$____
Costa Rica	All	____	$____	Romania	All	____	$____
Croatia	All	____	$____	Russia	Equities	____	$____
Czech Republic	All	____	$____	Russia	MINFINs	____	$____
Denmark	All	____	$____	Senegal	All	____	$____
Ecuador	All	____	$____	Singapore	All	____	$____
Egypt	All	____	$____	Slovak Republic	All	____	$____
Estonia	All	____	$____	Slovenia	All	____	$____
Euromarkets**	All	____	$____	South Africa	All	____	$____
Finland	All	____	$____	South Korea	All	____	$____
France	All	____	$____	Spain	All	____	$____
Germany	All	____	$____	Sri Lanka	All	____	$____
Ghana	All	____	$____	Swaziland	All	____	$____
Greece	All	____	$____	Sweden	All	____	$____
Guinea Bissau	All	____	$____	Switzerland	All	____	$____
Hong Kong	All	____	$____	Taiwan	All	____	$____
Hungary	All	____	$____	Thailand	All	____	$____
Iceland	All	____	$____	Togo	All	____	$____
India	All	____	$____	Tunisia	All	____	$____
Indonesia	All	____	$____	Turkey	All	____	$____
Ireland	All	____	$____	UAE	All	____	$____
Israel	All	____	$____	United Kingdom	All	____	$____
Italy	All	____	$____	Ukraine	All	____	$____
Ivory Coast	All	____	$____	Uruguay	All	____	$____
Japan	All	____	$____	Venezuela	All	____	$____
Jordan	All	____	$____	Zambia	All	____	$____
Kazakhstan	All	____	$____	Zimbabwe	All	____	$____
Kenya	All	____	$____
Latvia	Equities	____	$____
Latvia	Bonds	____	$____
Lebanon	All	____	$____
Lithuania	All	____	$____
Luxembourg	All	____	$____
*	Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.
**	Tiered by market value: <$[ ]: - bp, >$[ ] and <$[ ]: - bps; >$[ ]: .-bps.
**	Euromarkets – Non-Eurobonds; Surcharges vary by local market.

*Safekeeping and transaction fees are assessed on security and currency transactions.

Advisor’s Signature below acknowledges approval of the six (6) pages of fee schedules on this Exhibit C.

EXCHANGE TRADED CONCEPTS, LLC

By:_______________________________

Printed Name: _____________________

Title: _____________________________                               Date: ______________

Loncar

Amended Exhibit L to the ETF Series Solutions Fund Administration Servicing Agreement

Name of Series
FFI U.S. Large Cap Fossil Free ETF

Base Fee for Accounting, Administration, Transfer Agent & Account Services at August, 2015

The following reflects the greater of the basis point fee or annual minimum for funds listed on this Exhibit L.

Admin/Accounting/TA	Basis Points on AUM				Annual Minimum1
	First $[ ]	Next $[ ]	Next $[ ]	Balance	$[ ] per Fund
	[ ]	[ ]	[ ]	[ ]

See following  pages  for Services and Associated Fees in addition to the Base Fee

See following  pages  for OPTIONAL Supplemental Services and Associated Fees

Base Fee for Domestic Custody Services

The following reflects the greater of the basis point fee or annual minimum for funds listed on this Exhibit L.

Custody	Basis Points on AUM			Annual Minimum1
	First $[ ]	Next $[ ]	Balance	$[ ] per Fund
	[ ]	[ ]	[ ]

See following pages for Services and Associate Fees in addition to Base Fee

See following pages for Global Sub-Custodial Services & Safekeeping Services in addition to the Base Fee

Base Fee for Quasar Distributors, LLC Regulatory Distribution Services

The following reflects the greater of the basis point fee or annual minimum for funds listed on Schedule A of the Distribution Agreement

Distribution	Basis Points on AUM			Annual Minimum1
	First $[ ]	Next $[ ]	Balance	$[ ] per Fund
	[ ]	[ ]	[ ]

See following pages for Services and Associate Fees in addition to Base Fee

See following pages for OPTIONAL Supplemental Services and Associated Fees

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

Fossil

Exhibit L to the ETF Series Solutions Fund Administration Servicing Agreement

Accounting, Administration, Transfer Agent & Account Services in addition to the Base Fee1

Fee Schedule at August, 2015

Pricing Services
For daily pricing of each securities (estimated 252 pricing days annually)
▪	$[ ]- Domestic Equities, Options, ADRs, Foreign Equities
▪	$[ ]- Domestic Corporates, Convertibles, Governments, Agencies, Futures, Options on Futures, Forwards, Currency Rates, Mortgage Backed
▪	$[ ]- CMOs, Municipal Bonds, Money Market Instruments, Foreign Corporates, Convertibles, Governments, Agencies, Asset Backed, High Yield
▪	$[ ]- Interest Rate Swaps, Foreign Currency Swaps, Total Return Swaps, Total Return Bullet Swaps
▪	$[ ]- Bank Loans
▪	$[ ]- Swaptions
▪	$[ ]- Credit Default Swaps
▪	$[ ] per Month Manual Security Pricing (>[ ] per day)

NOTE:
  Prices are based on using U.S. Bancorp primary pricing service which may vary by security type and are subject to change. Use of alternative and/or additional sources may result in additional fees. Pricing vendors may designate certain securities as hard to value or as a non-standard security type, such as CLOs and CDOs, which may result in additional fees. All schedules subject to change depending upon the use of unique security type requiring special pricing or accounting arrangements.

Corporate Action Services
Fee for IDC data used to monitor corporate actions
▪	$[ ] per Foreign Equity Security per Month
▪	$[ ] per Domestic Equity Security per Month

ESS Trust Chief Compliance Officer Annual Fee (subject to board approval)
▪	$[ ] for the first fund
▪	$[ ] for each additional fund
▪	$[ ] per sub-advisor per fund

Factor Services (security paydown factor data)
▪	$[ ] per CMOs, Asset Backed, Mortgage Backed Security per Month

Section 15(c) Reporting
Add the following for fund administration services and data charges necessary to compile SEC required “peer reporting” information.
▪	$[ ] per fund per report

Ongoing Annual Legal Administration Services
Add the following for legal administration services in support of external legal counsel, including annual registration statement update and drafting of supplements: (Final Fee(s) subject to USBFS legal team review and approval)
▪	$[ ] minimum first fund
▪	$[ ] minimum each additional fund

Out-Of-Pocket Expenses
Including but not limited to, SWIFT processing, customized reporting, third-party data provider costs (including GICS, MSCI, Lipper, etc.), postage, stationary, programming, special reports, proxies, insurance, EDGAR/XBRL filing, retention of records, federal and state regulatory filing fees, expenses related to and including travel to and from Board of Trustee meetings, third party auditing and legal expenses, wash sales reporting (GainsKeeper), tax e-filing, PFIC monitoring, conversion expenses (if necessary), and CCO team travel related costs to perform due diligence reviews at advisor and sub-advisor facilities

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

Fossil

Exhibit L to the ETF Series Solutions Fund Administration Servicing Agreement

OPTIONAL Supplemental Services for Fund Accounting, Fund Administration & Portfolio Compliance at August, 2015 (provided by USBFS upon client request)

Daily Compliance Services
▪	Base fee – $[ ] per fund per year
▪	Setup – $[ ] per fund group

Section 18 Daily Compliance Testing
▪	$[ ] set up fee per fund complex
▪	$[ ] per fund per month

Fair Value Services (Charged at the Complex Level)
▪	$[ ] per security on the First 100 Securities
▪	$[ ] per security on the Balance of Securities
Customized Benchmarking
▪	Negotiated based upon specific requirements

Additional Services Provided and Negotiated Upon Client Request.

Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

Fossil

Exhibit L to the ETF Series Solutions Fund Administration Servicing Agreement

Domestic Custody Services in addition to the Base Fee1

Fee Schedule at August, 2015

Portfolio Transaction Fees2
▪	$[ ] – Book entry DTC transaction, Federal Reserve transaction, principal paydown
▪	$[ ] – US Bank Repo agreement, reverse repurchase agreement, time deposit/CD or other non-depository transaction
▪	$[ ] – Option/SWAPS/future contract written, exercised or expired
▪	$[ ] – Mutual fund trade, Fed wire, margin variation Fed wire
▪	$[ ] – Physical transaction
▪	$[ ] – Check disbursement (waived if U.S. Bancorp is Administrator)
▪	$[ ] – Segregated account per year

▪	A transaction is a purchase/sale of a security, free receipt/free delivery, maturity, tender or exchange.
▪	No charge for the initial conversion free receipt.
▪	Overdrafts – charged to the account at prime interest rate plus [ ]% unless a line of credit is in place.

Out-Of-Pocket Expenses
Including but not limited to expenses incurred in the safekeeping, delivery and receipt of securities, shipping, transfer fees, deposit withdrawals at custodian (DWAC) fees, SWIFT charges and extraordinary expenses based upon complexity.

Additional Services
Additional fees apply for global servicing.

Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2 “Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.

Fossil

Exhibit L to the ETF Series Solutions Fund Administration Servicing Agreement

Global Sub-Custodial Services & Safekeeping Services in addition to the Base Fee1

Fee Schedule at August, 2015

Annual Base Fee1 – A monthly base fee per account (fund) will apply based on the number of foreign securities held.
▪	1-25 foreign securities: $[ ]
▪	26-50 foreign securities: $[ ]
▪	Over 50 foreign securities: $[ ]
▪
Euroclear – Eurobonds only.  Eurobonds are held in Euroclear at a standard rate, but other types of securities (including but not limited to equities, domestic market debt and mutual funds) will be subject to a surcharge.  In addition, certain transactions that are delivered within Euroclear or from a Euroclear account to a third party depository or settlement system, will be subject to a surcharge.

▪	For all other markets specified above, surcharges may apply if a security is held outside of the local market.

Plus:

Global Custody Transaction Fees1 – Global Custody transaction fees associate with Sponsor Trades2. (See schedule below)
▪	A transaction is defined as any purchase/sale, free receipt / free delivery, maturity, tender or exchange of a security.

Global Safekeeping and Transaction Fees – (See schedule below)

Tax Reclamation Services –
▪	Tax reclaims that have been outstanding for more than 6 (six) months with the client will be charged $[ ] per claim.

Out-Of-Pocket Expenses – Including but not limited to:
▪
Charges incurred by U.S. Bank, N.A. directly or through sub-custodians for local taxes, stamp duties or other local duties and assessments, stock exchange fees, foreign exchange transactions, postage and insurance for shipping, facsimile reporting, extraordinary telecommunications fees, proxy services and other shareholder communications or other expenses which are unique to a country in which the client or its clients is investing will be passed along as incurred.

▪
A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.  Also, certain expenses are charged at a predetermined flat rate.

▪	SWIFT reporting and message fees.

A surcharge may be added to certain out-of-pocket expenses listed herein to cover handling, servicing and other administrative costs associated with the activities giving rise to such expenses.

1 Subject to annual CPI increase - All Urban Consumers - U.S. City Average.
Fees are calculated pro rata and billed monthly

2“Sponsor trades” are defined as any trades put through the Portfolio, on behalf of the Fund by any portfolio manager/sub advisor and their affiliates authorized by the BOT to act on behalf of the Fund, outside of the create/redeem process.  Cash-in-Lieu proceeds received as part of the create/redeem process, and their related transactions are not considered to be “Sponsor trades.”

Fossil

Exhibit L to the ETF Series Solutions Fund Administration Servicing Agreement

Additional Global Sub-Custodial Services Annual Fee Schedule at August, 2015

Country	Instrument	Safekeeping (BPS)	Transaction Fee	Country	Instrument	Safekeeping (BPS)	Transaction Fee
Argentina	All	____	$____	Malaysia	All	____	$____
Australia	All	____	$____	Mali	All	____	$____
Austria	All	____	$____	Malta	All	____	$____
Bahrain	All	____	$____	Mauritius	All	____	$____
Bangladesh	All	____	$____	Mexico	All	____	$____
Belgium	All	____	$____	Morocco	All	____	$____
Benin	All	____	$____	Namibia	All	____	$____
Bermuda	All	____	$____	Netherlands	All	____	$____
Botswana	All	____	$____	New Zealand	All	____	$____
Brazil	All	____	$____	Niger	All	____	$____
Bulgaria	All	____	$____	Nigeria	All	____	$____
Burkina Faso	All	____	$____	Norway	All	____	$____
Canada	All	____	$____	Oman	All	____	$____
Cayman Islands*	All	____	$____	Pakistan	All	____	$____
Channel Islands*	All	____	$____	Peru	All	____	$____
Chile	All	____	$____	Philippines	All	____	$____
China“A” Shares	All	____	$____	Poland	All	____	$____
China“B” Shares	All	____	$____	Portugal	All	____	$____
Columbia	All	____	$____	Qatar	All	____	$____
Costa Rica	All	____	$____	Romania	All	____	$____
Croatia	All	____	$____	Russia	Equities	____	$____
Czech Republic	All	____	$____	Russia	MINFINs	____	$____
Denmark	All	____	$____	Senegal	All	____	$____
Ecuador	All	____	$____	Singapore	All	____	$____
Egypt	All	____	$____	Slovak Republic	All	____	$____
Estonia	All	____	$____	Slovenia	All	____	$____
Euromarkets**	All	____	$____	South Africa	All	____	$____
Finland	All	____	$____	South Korea	All	____	$____
France	All	____	$____	Spain	All	____	$____
Germany	All	____	$____	Sri Lanka	All	____	$____
Ghana	All	____	$____	Swaziland	All	____	$____
Greece	All	____	$____	Sweden	All	____	$____
Guinea Bissau	All	____	$____	Switzerland	All	____	$____
Hong Kong	All	____	$____	Taiwan	All	____	$____
Hungary	All	____	$____	Thailand	All	____	$____
Iceland	All	____	$____	Togo	All	____	$____
India	All	____	$____	Tunisia	All	____	$____
Indonesia	All	____	$____	Turkey	All	____	$____
Ireland	All	____	$____	UAE	All	____	$____
Israel	All	____	$____	United Kingdom	All	____	$____
Italy	All	____	$____	Ukraine	All	____	$____
Ivory Coast	All	____	$____	Uruguay	All	____	$____
Japan	All	____	$____	Venezuela	All	____	$____
Jordan	All	____	$____	Zambia	All	____	$____
Kazakhstan	All	____	$____	Zimbabwe	All	____	$____
Kenya	All	____	$____
Latvia	Equities	____	$____
Latvia	Bonds	____	$____
Lebanon	All	____	$____
Lithuania	All	____	$____
Luxembourg	All	____	$____
*	Additional customer documentation and indemnification will be required prior to establishing accounts in these markets.
**	Tiered by market value: <$[ ]: - bp, >$[ ] and <$[ ]: - bps; >$[ ]: .-bps.
**	Euromarkets – Non-Eurobonds; Surcharges vary by local market.

*Safekeeping and transaction fees are assessed on security and currency transactions.

Advisor’s Signature below acknowledges approval of the six (6) pages of fee schedules on this Exhibit L.

FFI Advisors LLC

By:_______________________________

Printed Name: _____________________

Title: _____________________________                               Date: ______________

Fossil